UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 18, 2011, The Mosaic Company (“Mosaic”) issued a joint press release with Cargill, Incorporated (“Cargill”) announcing the execution of a Merger and Distribution Agreement, among Mosaic, Cargill, GNS II (U.S.) Corp. (“M Holdings”), a direct, wholly-owned subsidiary of Mosaic, GNS Merger Sub LLC, a limited liability company and a wholly-owned subsidiary of M Holdings, and, for the limited purposes set forth therein, the Margaret A. Cargill Foundation, the Acorn Trust, the Lilac Trust and the Anne Ray Charitable Trust, pursuant to which the parties have agreed to a series of transactions regarding the split-off and distribution of the Mosaic shares currently owned by Cargill. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, Mosaic provided supplemental information regarding the proposed transaction in a presentation to investors. A copy of the investor presentation, dated January 18, 2011, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the proposed transaction, the terms and the effect of the proposed transaction, the nature and impact of the proposed transaction, capitalization of Mosaic following completion of the proposed transaction, benefits of the proposed transaction; future strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of Mosaic’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; the expected timeline for completing the transaction; difficulties with realization of the benefits of the proposed transaction; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental obligations, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan, potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in Mosaic’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Additional Information

In connection with the proposed transaction, M Holdings will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Mosaic that also constitutes a prospectus of M Holdings. Mosaic will deliver the final proxy statement/prospectus to its stockholders. Investors and holders of Mosaic securities are strongly encouraged to read the proxy statement/prospectus (and any other relevant documents filed with the SEC) when it becomes available because it will contain important information relating to the proposed transaction. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Mosaic and M Holdings with the SEC, without charge, at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Mosaic’s website at www.mosaicco.com under the tab “Investors”.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, the proxy solicitation for the merger described in this communication has not commenced. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Participants in this Transaction

Mosaic, M Holdings and their respective directors, executive officers and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Mosaic’s stockholders with respect to the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mosaic stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Mosaic in its Annual Report on Form 10-K for the fiscal year ended May 31, 2010 filed with the SEC on July 23, 2010 and in its definitive proxy statement filed with the SEC on August 24, 2010. You can obtain free copies of these documents from Mosaic using the website information above. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement/prospectus and other material to be filed with the SEC in connection with the proposed transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: January 18, 2011	By:	/s/ James T. Prokopanko
	Name: Title:	James T. Prokopanko President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 18, 2011.

99.2	Investor Presentation, dated January 18, 2011.